UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549


                       -----------------------

                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                 The Securities Exchange Act of 1934

                       -----------------------

          Date of Report (Date of earliest event reported):
                            April 27, 2004


                   United States Steel Corporation
---------------------------------------------------------------------
        (Exact name of registrant as specified in its charter)


       Delaware                1-16811               25-1897152
   ---------------     ----------------------    -------------------
   (State or other        (Commission File          (IRS Employer
   jurisdiction of             Number)           Identification No.)
    incorporation)

        600 Grant Street, Pittsburgh, PA               15219-2800
      ------------------------------------             ----------
    (Address of principal executive offices)           (Zip Code)

                            (412) 433-1121
                    ------------------------------
                   (Registrant's telephone number,
                         including area code)

Item 5. Other Events

On April 27, 2004, United States Steel Corporation announced that Thomas J. Usher, Chairman of the Board of Directors and Chief Executive Officer, will retire as Chief Executive Officer on September 30, 2004. Mr. Usher will remain as Chairman of the Board of Directors.

United States Steel Corporation also announced that John P. Surma, currently President and Chief Operating Officer, has been elected President and Chief Executive Officer effective October 1, 2004.

A copy of the press release in substantially the form released is attached as
Exhibit 99.1.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

         99.1 Press Release - "U. S. Steel Chairman and CEO Thomas J. Usher to Retire at End of September"



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION



By   /s/ Larry G. Schultz
     -------------------------
     Larry G. Schultz
     Vice President and Controller



Dated:  April 27, 2004